UMB Scout Funds

Balanced Fund

Annual Report   June 30, 2000

A no-load mutual fund investing in both equities and fixed-income obligations, with emphasis on both long-term growth of capital and high current income.


TO THE SHAREHOLDERS

In the past year, the financial markets continued to capture the nation's fancy. The major drivers regarding financial asset prices over the last 12 months have been earnings and interest rates, as is typically the case. However, last fall we witnessed a temporary detour from the "norm" as we saw what turned out to be a speculative "bubble" being created when investors purchased anything labeled ".com." While that bubble has not burst, it is fair to say that much of the speculative "froth" has since been eliminated from asset valuation levels.

In an effort to get a handle on the economy, Alan Greenspan conducted a series of six interest rate increases designed to slow the economic environment and ease any upward pressure on inflation rates. We are beginning to see signs that the growth rate in the economy is decreasing. For the time being, it appears that Mr. Greenspan's efforts were successful.

But what about the future? Will the economy continue to slow? And if it does slow, could we slip into a recession? These are very significant questions on many investors' minds. While we do not know what the future holds, history would suggest that the economy is going to slow during the remainder of 2000. Keep in mind that historically, the Federal Reserve, currently headed by Greenspan, has had difficulty "fine tuning" the economy. It has been shown that once the economy starts to slow, keeping it out of a recessionary environment can be difficult. In our minds, recession poses a major potential risk which investors may have to wrestle with during the next 12 months.

Longer term, we continue to look at the investment landscape in a positive sense. Inflation is low, and the economy is growing nicely. As long as these two trends are at work, we believe that financial assets will generate satisfactory returns.

In closing, we at UMB Investment Advisors would like to thank you, our shareholders, for your continued support of the UMB Scout Funds. We fully understand and appreciate the trust you have placed in our hands. We will work hard to maintain that trust.

Respectfully,

/s/William B. Greiner

William B. Greiner
Executive Vice President
Chief Investment Officer
UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.


TO THE SHAREHOLDERS

The UMB Scout Balanced Fund closed the quarter ended June 30, 2000 at $9.23 per share and had a total return (price change and reinvested distributions) of -0.22% for the quarter and -4.33% for the fiscal year. The Fund's benchmark, the Lipper Balanced Fund Index, posted returns of - 1.20% for the quarter and 4.43% for the fiscal year. The Fund seeks long-term growth of capital and high current income by investing in equity securities and fixed-income securities.

The Federal Reserve (Fed) has had a significant impact on the financial markets and the economy over the past year. The Fed began raising the interest rates under its control in June of 1999, and while it was increasing the cost of money on one hand, on the other it proceeded to inject large quantities of funds into the economy in an effort to stave off any Y2K mishaps. In the second half of 1999 the money supply, measured on a 13-week rate of change basis, accelerated from a 4% growth rate to over 15%. As we projected in our December 31, 1999 semiannual report, we felt once the Y2K hurdle was overcome, the Fed would become serious about correcting the growing imbalances constantly referred to by Fed Chairman
Alan Greenspan. That has certainly been the case in this year's first six months, as the rate of growth of the money supply has fallen by more than 50%. Therefore, not only has the cost of money risen, the growth rate of the supply of funds has diminished, taking the steam out of the stock market and, more recently, the economy. Specifically, the NASDAQ Composite, last year's big winner and the major beneficiary of the speculative boom in new ".com" issues, was growing at a 45% rate (measured on a 13-week rate of change basis) going into year-end 1999. In this year's first six months, the NASDAQ's 13-week rate of change dropped to -25%. Likewise, the economy, as measured by retail sales, accelerated to a 4% growth rate during the period when the Fed was adding "Y2K reserves," and has since fallen into negative territory as retail sales have declined in each of the last two months.

Over the past year, the stock market has followed a normal path with respect to the presidential election cycle. A significant high is usually reached in the Fall of the third year of the presidential term, followed by a meaningful low in the late Spring/Summer of the election year. Furthermore, in recent years value-oriented stocks have outperformed growth stocks in the first half of the year with growth issues moving into a leadership position during the second half. To date, this seasonal relationship has also been maintained.

In preparing for the second half of 2000, we feel the bulk of the Federal Reserve's restrictive steps has probably already been taken as the economy and the financial markets have slowed from their red-hot pace of last year. Furthermore, as previously mentioned, stocks historically have performed well in the second half of an election year, and when growth issues assume a leadership role, the overall market has made good progress. Care must be taken, as there will continue to be "earnings accidents" as the economy slows; however, during periods of earnings deceleration, companies continuing to show favorable comparisons should do well. In particular, consumer non-durables, health care and financial services should be the beneficiaries. We also believe that companies will continue to spend heavily on technology as they strive to improve profits while experiencing a slow-down in top-line growth. With the weeding out of many of the untested ".com" companies which captured investors' fancy last year, the technology sector again has the ability to return to market leadership.

With the improved prospects for the second half of 2000, we returned to a fully invested position in early July, with 65% of the Fund's assets invested in stocks and the remaining 35% invested in high-quality, intermediate-length, fixed-income instruments.

Thank you for your investment in the UMB Scout Balanced Fund. We value you as a shareholder and welcome your questions.

Sincerely,

/s/David R. Bagby, CFA

David R. Bagby, CFA
UMB Investment Advisors

Chart - HYPOTHETICAL GROWTH OF $10,000
UMB Scout Balanced Fund
as of June 30, 2000

Chart - COMPARATIVE RATES OF RETURN
UMB Scout Balanced Fund
as of June 30, 2000
                                 Quarter  1 Year3 Years
UMB Scout Balanced Fund            -0.22%  -4.33% 2.16%
Lipper Balanced Fund Index*        -1.20%   4.43%11.31%

Inception - December 6, 1995.

UMB Scout Balanced Fund's average annual compound return since inception for the period ended June 30, 2000, is 4.03%.

Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Chart - Top Ten Equity Holdings
UMB Scout Balanced Fund
                              Market     Percent
                           Value (000's) of Total
Intel Corp.                    $ 94         2%
Helmerich & Payne, Inc.          75         2%
NPC International, Inc.          72         2%
Harmon Industries, Inc.          66         2%
Kerr-McGee Corp.                 65         2%
Kellwood Co.                     59         2%
BHA Group Holdings, Inc.         59         2%
Cerner Corp.                     55         1%
Merck & Co., Inc.                54         1%
Vicorp Restaurants, Inc.         50         1%
Top Ten Equity Holdings Total: $647*       17% *

As of June 30, 2000, statement of assets. Subject to change.

*Market Values and Percents of Total are rounded; may not equal total.

CHART - Fund Diversification
UMB Scout Balanced Fund

CHART - HISTORICAL PER SHARE RECORD
UMB Scout Balanced Fund
                  Income &                Cumulative**
           Net   Short-Term   Long-Term     Value Per
          Asset    Gains        Gains       Share Plus
          Value Distribution Distribution Distributions
12/31/95 $10.02  $ 0.12       $    -        $10.14
12/31/96  10.33    0.18            -         10.75
12/31/97  10.62    0.58         0.16         11.78
12/31/98  10.01    0.45         0.49         12.11
12/31/99   9.24    0.64         0.03         12.01
06/30/00*  9.23       -            -         11.88

*Six-month only. Distributions typically occur in June and December.

**Does not assume any compounding of reinvested distributions.
Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


FINANCIAL STATEMENTS                                      JUNE 30, 2000

Statement of Net Assets
                                                                Market
SHARES     DESCRIPTION                                          Value

COMMON STOCKS - 30.8%
Consumer Discretionary - 3.5%
   2,800   Kellwood Co.                                      $    59,150
     500   Knight Ridder, Inc.                                    26,594
   1,000   Limited, Inc.                                          21,625
   1,000   Snap-On, Inc.*                                         26,625
                                                                 133,994
Consumer Staples - 3.9%
   8,000   NPC International, Inc.*                               71,750
     600   PepsiCo, Inc.                                          26,663
   2,741   Vicorp Restaurants, Inc.*                              50,023
                                                                 148,436
Energy - 3.6%
   2,000   Helmerich & Payne, Inc.                                74,750
   1,100   Kerr-McGee Corp.                                       64,831
                                                                 139,581
Finance - 2.2%
   1,200   Edwards, (A.G.), Inc.                                  46,800
   1,000   Lincoln National Corp. Indiana                         36,125
                                                                  82,925
Health Care - 1.4%
     700   Merck & Co., Inc.                                      53,638
Industrials - 8.8%
   6,000   BHA Group Holdings, Inc.                               58,500
   1,650   Belden, Inc.                                           42,281
   1,000   Block, (H&R), Inc.                                     32,375
   2,000   Butler Manufacturing Co.                               34,000
   1,000   Fiserv, Inc.*                                          43,250
   5,000   Harmon Industries, Inc.                                66,250
   3,000   Isco, Inc.*                                            12,750
   2,500   Southwest Airlines Co.                                 47,344
                                                                 336,750
Information Technology - 4.9%
   2,000   Cerner Corp.*                                          54,500
     700   Intel Corp.                                            93,581
     600   Texas Instruments, Inc.*                               41,213
                                                                 189,294
Materials - 1.1%
   2,000   Newmont Mining Corp.                                   44,032

Telecommunication Services - 0.3%
     400   AT&T Corporation                                       12,650

Utilities - 1.1%
     800   El Paso Energy Corp.                                   40,749

TOTAL COmmon stocks (Cost $1,158,058) - 30.8%                  1,182,049

 FACE                                                           Market
AMOUNT     DESCRIPTION                                          Value


Corporate Bonds - 2.5%
$ 50,000   PepsiCo, Inc., 5.75%, due January 2, 2003              48,208
  50,000   Stanley Works, 5.75%, due March 1, 2004                47,556

TOTAL CORPORATE BONDS (Cost $100,981) - 2.5%                      95,764

U.S. Government securities - 5.2%
  75,000   U.S. Treasury Note, 6%, due August 15, 2009            74,402
 125,000   U.S. Treasury Note, 6.375%, due April 30, 2002        124,844

TOTAL U.S. Government securities (Cost $197,102) - 5.2%          199,246

Government sponsored Agencies - 9.1%
 100,000   Federal Home Loan Bank, 5.835%, due July 6, 2005       94,781
  50,000   Federal Home Loan Bank, 5.805%, due August 24, 2005    47,289
 125,000   Federal Home Loan Bank,
              5.415%, due February 24, 2004                      118,301
  31,788   Federal National Mortgage Association,
              6%, due April 1, 2001                               31,501
  50,000   Federal National Mortgage Association,
              6%, due September 29, 2008                          45,586
  11,209   Federal National Mortgage Association,
              7%, due February 1, 2003                            11,108

TOTAL Government sponsored agencies (Cost $368,133) - 9.1%       348,566

REPURCHASE AGREEMENT (Cost $845,000) - 22.0%
$845,000   Northern Trust Co., 6.40%, due July 3, 2000
              (Collateralized by U.S. Treasury Bonds,
              11.875%, due November 15, 2003)                    845,000

TOTAL INVESTMENTS (Cost $2,669,274) - 69.6%                    2,670,625

Other assets less liabilities - 30.4%                          1,169,655

TOTAL NET ASSETS - 100.0%
     (equivalent to $9.23 per share; 10,000,000 shares of
     $1.00 par value capital shares authorized;
     415,849 shares outstanding)                             $ 3,840,280

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $2,669,274.

Net unrealized appreciation for federal income tax purposes was $1,351, which is comprised of unrealized appreciation of $266,932 and unrealized depreciation of $265,581.

*Non-income producing security

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                                        JUNE 30, 2000

Statements of Assets and Liabilities

ASSETS:
  Investment securities, at market
   value (identified cost $2,669,274)                         $ 2,670,625
  Cash                                                              8,146
  Dividends receivable                                              1,956
  Interest receivable                                              26,593
  Securities sold receivable                                    1,132,960
      Total assets                                              3,840,280
NET ASSETS                                                    $ 3,840,280

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                 $ 4,093,526
  Accumulated undistributed income:
    Net investment income                                          11,421
    Net realized loss on investment transactions                 (266,018)
  Net unrealized appreciation on investments                        1,351
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                   $ 3,840,280

Capital shares, $1.00 par value
  Authorized                                                   10,000,000

  Outstanding                                                     415,849

 NET ASSET VALUE PER SHARE                                    $      9.23

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                             Year Ended June 30, 2000

StatementS of Operations

INVESTMENT INCOME:
  Income:
    Dividends                                                 $    27,297
    Interest                                                      137,023
                                                                  164,320
  Expenses:
    Management fees                                                35,536
      Net investment income                                       128,784

REALIZED and unrealized LOSS ON INVESTMENTS:
  Net realized loss from investment transactions                 (203,970)
  Decrease in net unrealized appreciation on investments         (122,611)
      Net realized and unrealized loss on investments            (326,581)
      Net decrease in net assets resulting from operations    $  (197,797)

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in Net Assets
                                                         Year Ended     Year Ended
                                                        June 30, 2000  June 30, 1999
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                  $  128,784     $   229,236
  Net realized gain (loss) from investment transactions    (203,970)         70,581
  Decrease in net unrealized appreciation on investments   (122,611)       (184,994)
    Net increase (decrease) in net assets
      resulting from operations                            (197,797)        114,823

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    (155,794)       (248,871)
  Net realized gain from investment transactions            (39,199)       (344,326)
    Decrease in net assets from distributions              (194,993)       (593,197)

DECREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 97,417 and 185,671 shares sold              917,095       1,921,356
  Net asset value of 21,354 and 17,636 shares issued for
    reinvestment of distributions                           194,535         174,851
                                                          1,111,630       2,096,207
  Cost of 207,138 and 394,307 shares redeemed            (2,007,046)     (4,075,129)
    Net decrease in net assets from capital
      share transactions                                   (895,416)     (1,978,922)
      Net decrease in net assets                         (1,288,206)     (2,457,296)

NET ASSETS:
  Beginning of year                                       5,128,486       7,585,782
  End of year (including undistributed net investment
    income of $11,421 and $5,270, respectively)          $3,840,280      $5,128,486

NET ASSETS - June 30, 2000                             $707,489,142    $302,588,141

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At June 30, 2000, the Fund has a net capital loss carryover of $33,000 available to offset future realized capital gains and thereby reduce further taxable gains distributions.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of the deferral of wash sale losses and post-October losses.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income recognition.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 2000 (excluding repurchase agreements and short-term securities), were as follows:

                     Other than
                  U.S. Government     U.S. Government
                     Securities          Securities
Purchases            $1,235,116         $        -
Proceeds from sales   2,746,925          1,682,640

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.

5. SUBSEQUENT ACCOUNTING POLICY CHANGE - The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement, as amended by SFAS No. 137, requires all derivatives to be recorded on the balance sheet date at fair value and establishes standard accounting methodologies for hedging activities. The standard will result in the recognition of offsetting changes in value or cash flows of both the hedge and the hedged item in net investment income in the same period. The statement is effective for the Fund's fiscal year ending June 30, 2001. Because the Fund does not normally hold derivative instruments, the adoption of this statement is not expected to have a material impact on the financial statements.


FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

                                                                           December 6,
                                               Years Ended June 30,          1995 to
                                          2000     1999    1998      1997     1996*
Net asset value, beginning of period     $ 10.17 $ 10.91  $ 10.72  $ 10.18  $ 10.09

 Income from investment operations:
  Net investment income                     0.14    0.38     0.43     0.35     0.27
  Net realized and unrealized gain (loss)
    on securities                          (0.58)  (0.21)    0.54     0.52     0.06
 Total from investment operations          (0.44)   0.17     0.97     0.87     0.33

 Distributions from:
  Net investment income                    (0.13)  (0.41)   (0.45)   (0.32)   (0.24)
  Net realized gain on investment
    transactions                           (0.37)  (0.50)   (0.33)   (0.01)       -
 Total distributions                       (0.50)  (0.91)   (0.78)   (0.33)   (0.24)

Net asset value, end of period            $ 9.23 $ 10.17  $ 10.91  $ 10.72  $ 10.18


Total return                                  (4%)     2%       9%       9%       6%



Ratios/Supplemental Data
Net assets, end of period (in millions)   $    4  $    5   $    8  $     8   $    3
Ratio of expenses to average net assets     0.87%   0.87%    0.85%    0.83%    0.85%
Ratio of net investment income to
 average net assets                         3.16%   3.48%    3.78%    3.85%    3.71%
Portfolio turnover rate                       44%     95%      15%      14%       5%
Average commission rate                   $ .0697  $ .0574  $ .0426  $ .0641 $ .0660

*The Fund was capitalized on October 2, 1995 with $100,000, representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on December 6, 1995, at which time net asset value was $10.09 per share.

Ratios for this initial period of operation are annualized.

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of UMB Scout Balanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of UMB Scout Balanced Fund, Inc., including the statement of net assets, as of June 30, 2000, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 2000, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Balanced Fund, Inc., as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 28, 2000

This report has been prepared for the information of the Shareholders of UMB Scout Balanced Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Balanced Fund
Bond Fund
Capital Preservation Fund
Equity Index Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund - Federal Portfolio
Money Market Fund - Prime Portfolio
Regional Fund
Stock Fund
Stock Select Fund
Tax-Free Money Market Fund
Technology Fund
WorldWide Fund
WorldWide Select Fund

*Available in Kansas and Missouri only.

Investment Advisors and Manager
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, n.a., Kansas City, Missouri

Underwriter, Distributor
and Transfer Agent
Jones & Babson, Inc., Kansas City, Missouri

UMB Scout Funds

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB," "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.